UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1933

Date of Report (Date of earliest event reported):  February 10, 2014

OWENS REALTY MORTGAGE, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-54957	46-0778087

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 10, 2014, Owens Realty Mortgage, Inc. (the “Company”) entered into a Credit Agreement and Advance Formula Agreement with California Bank & Trust (“CB&T”) as the lender and executed a related Master Revolving Note and Security Agreement, which agreements provide the Company with a new revolving line of credit facility (the “Credit Facility”).  Subject to various conditions, borrowings under the Credit Facility will be used for general corporate purposes and to finance the origination of new commercial real estate loans.  Capitalized terms used and not defined herein are further defined in the Credit Facility agreements.

The maximum borrowings under the revolving Credit Facility is the lesser of $20,000,000, which is the face amount of the Master Revolving Note, or the amount determined pursuant to a borrowing base calculation described in the Advance Formula Agreement. No funds have been borrowed to date under the Credit Facility, and the Company’s current borrowing availability under the borrowing base calculation is $12,000,000. At any time that the aggregate principal amount of the total borrowings under the Credit Facility exceeds the maximum permitted pursuant to the borrowing base calculation, the Company must promptly repay an amount equal to such excess.

Borrowings under the Credit Facility mature on February 5, 2016.  Such borrowings will bear interest payable monthly, in arrears, on the first business day of each month, at the prime rate of interest established by CB&T from time-to-time (currently 3.25%) plus one quarter percent (.25%) per annum. Upon a default under the Credit Facility such interest rate increases by 2.00%.

Borrowings under the Credit Facility will be secured by certain assets of the Company. These collateral assets will include the grant to CB&T of first-priority deeds of trust on certain real property assets and trust deeds of the Company to be identified by the parties from time-to-time and all personal property of the Company, which collateral includes the assets described in the Security Agreement and in other customary “Collateral Agreements” that will be entered into by the parties from time-to-time.

The borrowing base calculation outlined in the Advance Formula Agreement equals the sum of: (a) the lesser of (i) 75% of the outstanding principal balance of those mortgage loan promissory notes issued by the Company in the ordinary course of business that qualify as “Eligible Loan Notes” according to criteria outlined in the Advance Formula Agreement and (ii) 50% of the then-current Appraised Value of the real property securing such Eligible Loan Notes; plus (b) 50% of the then-current Appraised Value of the real property owned by the Company that qualifies as “Eligible Owned Real Property” according to criteria outlined in the Advance Formula Agreement.

The Credit Facility contains affirmative, negative, and financial covenants which are customary for loans of this type, including among others: approvals of new leases or lease renewals with respect to Collateral properties; maintaining the Company’s principal bank accounts with CB&T and maintenance of $2,000,000 of Unencumbered Liquid Assets; obligations to use best efforts to keep certain of the Company’s properties fully leased; maintenance of minimum debt-to-tangible net worth and debt service coverage ratios; limitations on repurchasing or redeeming stock of the Company; limitations on incurrence of liens or additional indebtedness; restrictions against guarantying debt outside the ordinary course of business; restrictions on asset dispositions, capital or corporate restructuring or other transactions outside the ordinary course of business; and restrictions on making certain investments. The Credit Facility is also subject to the payment of an origination fee of $100,000 and certain administrative fees.

The Credit Agreement contains certain events of default (subject to specified thresholds and, in certain cases, cure periods), including among others: nonpayment of principal and other amounts when due; breach of covenants or inaccuracy of representations and warranties; maintenance of required insurance; change in the management, ownership or control of the Company which CB&T believes could have a Material Adverse Effect; cross-default and/or cross-acceleration to other indebtedness; certain bankruptcy or insolvency events; the dissolution, merger or consolidation of the Company or if the Company ceases to do business as a going concern; the issuance of a writ of attachment, seizure or similar process against any part of the Company’s property; certain ERISA-related events; entry of non-appealable judgments against the Company that are not covered by insurance, or the entry of a levy or lien of attachment against any assets of the Company or entry by the Company into certain types of settlements; or if CB&T deems itself insecure with respect to the payment obligations of the Company or is of the opinion that a Material Adverse Effect has occurred or could occur. If an event of default occurs and is continuing under the Credit Agreement, CB&T may, among other things, terminate its obligations to lend under the Credit Facility and require the Company to repay all amounts owed thereunder.

The foregoing descriptions of the Credit Facility agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Credit Agreement, Advance Formula Agreement, Master Revolving Note and Security Agreement attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A copy of a press release announcing the entry into the Revolving Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description

10.1	Credit Agreement, dated as of February 5, 2014, between California Bank & Trust and Owens Realty Mortgage, Inc.
10.2	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of California Bank & Trust, dated as of February 5, 2014.
10.3	Advance Formula Agreement, dated as of February 5, 2014, by and between California Bank & Trust and Owens Realty Mortgage, Inc.
10.4	Security Agreement, dated as of February 5, 2014, of Owens Realty Mortgage, Inc.
99.1	Press Release dated February 14, 2014.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS REALTY MORTGAGE, INC.,
a Maryland corporation

Dated:            February 14, 2014                                      By: /s/ William C. Owens
Name:  William C. Owens
Title:            President and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description

10.1	Credit Agreement, dated as of February 5, 2014, between California Bank & Trust and Owens Realty Mortgage, Inc.
10.2	Master Revolving Note of Owens Realty Mortgage, Inc., payable to the order of California Bank & Trust, dated as of February 5, 2014.
10.3	Advance Formula Agreement, dated as of February 5, 2014, by and between California Bank & Trust and Owens Realty Mortgage, Inc.
10.4	Security Agreement, dated as of February 5, 2014, of Owens Realty Mortgage, Inc.
99.1	Press Release dated February 14, 2014.